Exhibit 99.2

First American Financial Corporation

Quarterly Summary of Consolidated Financial Results

(in thousands, except per share amounts)

(unaudited)

	Q310	Q210	Q110	Q409	Q309	Q209	Q109
Revenues

Direct premiums and escrow fees	$426,041	$428,210	$360,586	$425,825	$446,568	$487,385	$403,498
Agent premiums	397,389	366,003	376,047	441,544	450,829	351,047	298,319

Premiums and escrow fees	823,430	794,213	736,633	867,369	897,397	838,432	701,817

Information and other	153,220	153,452	144,668	142,604	172,166	179,766	152,255
Investment income	27,309	19,095	24,876	31,086	26,160	30,122	32,880
Net realized investment (losses) gains	(436)	3,164	2,249	(8,267)	4,858	(23,235)	1,423

	1,003,523	969,924	908,426	1,032,792	1,100,581	1,025,085	888,375

Expenses

Salaries and other personnel costs	308,046	300,783	283,561	305,272	302,484	313,111	297,325
Premiums retained by agents	320,398	294,069	302,508	355,995	363,408	278,604	239,559
Other operating expenses	200,258	202,289	195,430	195,113	244,294	238,222	223,610
Provision for policy losses and other claims	86,450	83,004	70,981	80,970	86,684	96,004	83,056
Depreciation and amortization	18,559	19,685	19,820	21,818	19,862	19,985	20,810
Premium taxes	9,767	9,258	9,264	9,719	10,349	8,650	7,766
Interest	4,057	3,841	2,322	2,761	4,979	5,974	6,105

	947,535	912,929	883,886	971,648	1,032,060	960,550	878,231

Income before income taxes	55,988	56,995	24,540	61,144	68,521	64,535	10,144
Income taxes	22,645	22,855	10,811	8,542	27,608	31,143	2,775

Net income	33,343	34,140	13,729	52,602	40,913	33,392	7,369
Less: Net income (loss) attributable to noncontrolling interests	210	307	(40)	2,533	2,088	4,800	2,467

Net income attributable to the Company	$33,133	$33,833	$13,769	$50,069	$38,825	$28,592	$4,902

Net income per share attributable to stockholders:
Basic	$0.32	$0.33	$0.13	$0.48	$0.37	$0.27	$0.05
Diluted	$0.31	$0.32	$0.13	$0.48	$0.37	$0.27	$0.05

Cash dividends per share	$0.06	$0.06	$—	$—	$—	$—	$—

Weighted average common shares outstanding:
Basic	104,173	104,014	104,006	104,006	104,006	104,006	104,006
Diluted	106,112	106,128	104,006	104,006	104,006	104,006	104,006

Note: The sum of quarterly amounts may not equal reported year-to-date amounts due to rounding.

First American Financial Corporation

Quarterly Summary of Title Insurance and Services Segment

(in thousands, except percentages, order information and commercial revenues)

(unaudited)

	Q310	Q210	Q110	Q409	Q309	Q209	Q109
Revenues

Direct premiums and escrow fees	$356,804	$360,153	$295,150	$358,919	$378,285	$420,034	$336,406
Agent premiums	397,389	366,003	376,047	441,544	450,829	351,047	298,319

Premiums and escrow fees	754,193	726,156	671,197	800,463	829,114	771,081	634,725
Information and other	153,220	153,452	144,668	142,604	172,166	179,766	152,255
Investment income	19,962	19,780	20,673	27,875	21,931	26,556	28,188
Net realized investment (losses) gains	(2,517)	3,566	2,690	(9,949)	5,461	(15,524)	1,479

	924,858	902,954	839,228	960,993	1,028,672	961,879	816,647

Expenses

Salaries and other personnel costs	285,643	285,591	261,601	289,105	286,380	293,725	278,330
Premiums retained by agents	320,398	294,069	302,508	355,995	363,408	278,604	239,559
Other operating expenses	182,301	183,373	179,513	179,784	230,130	223,354	208,137
Provision for policy losses and other claims	49,546	49,276	39,372	46,959	49,377	60,020	49,462
Depreciation and amortization	16,562	17,834	17,474	19,800	16,974	18,404	19,142
Premium taxes	8,609	8,149	8,299	8,732	9,133	7,593	6,681
Interest	1,805	2,644	1,860	2,172	3,297	4,190	4,679

	864,864	840,936	810,627	902,547	958,699	885,890	805,990

Income before income taxes	$59,994	$62,018	$28,601	$58,446	$69,973	$75,989	$10,657

Selected Title Information

Pretax margin (GAAP)	6.5%	6.9%	3.4%	6.1%	6.8%	7.9%	1.3%
Adjusted pretax margin (Non-GAAP)*	6.7%	6.5%	3.1%	7.0%	6.3%	9.4%	1.1%

Title orders opened	414,800	358,900	339,600	365,500	394,600	503,000	505,900

Title orders closed	272,900	260,400	241,200	286,800	313,700	382,500	321,900

Avg revenue per order	$1,307	$1,383	$1,224	$1,251	$1,206	$1,098	$1,045

Agent retention	80.6%	80.3%	80.4%	80.6%	80.6%	79.4%	80.3%

Title claims provision rate (% of premiums and escrow fees)	6.6%	6.8%	5.9%	5.9%	6.0%	7.8%	7.8%

Paid title claims	$78,581	$87,319	$69,647	$79,219	$78,409	$78,173	$70,735

Commercial Title (NCS only)
$ in millions

Direct premium and escrow	$59.7	$54.5	$39.8	$49.2	$38.3	$35.0	$31.5
Information and other	13.2	11.7	10.2	16.3	14.1	17.3	11.0

Total Revenues	$72.9	$66.2	$50.0	$65.5	$52.4	$52.3	$42.5

Orders opened	16,510	15,534	15,548	14,274	14,616	14,401	13,463
Orders closed	7,798	8,066	6,886	8,133	7,527	7,058	6,739
Avg revenue per order	$7,700	$6,800	$5,800	$6,000	$5,100	$5,000	$4,700

*	GAAP reconciliation: Adjusted pretax margin (Non-GAAP) excludes net realized investment gains and (losses) that impacted pretax margin (GAAP) by (0.2)%, 0.4%, 0.3%, (0.9)%, 0.5%, (1.5)%, 0.2% for the third quarter 2010 through the first quarter of 2009 respectively.

Note: The sum of quarterly amounts may not equal reported year-to-date amounts due to rounding.

First American Financial Corporation

Quarterly Summary of Specialty Insurance Segment

(in thousands, except percentages)

(unaudited)

	Q310	Q210	Q110	Q409	Q309	Q209	Q109
Revenues

Direct premiums and escrow fees	$69,237	$68,057	$65,436	$66,906	$68,283	$67,351	$67,092
Agent premiums	—	—	—	—	—	—	—

Premiums and escrow fees	69,237	68,057	65,436	66,906	68,283	67,351	67,092

Information and other	—	—	—	—	—	—	—
Investment income	2,974	3,037	3,144	3,218	3,337	3,348	3,527
Net realized investment gains (losses)	2,174	(408)	(6)	1,709	(533)	(6,296)	(403)

	74,385	70,686	68,574	71,833	71,087	64,403	70,216

Expenses

Salaries and other personnel costs	12,576	13,444	13,381	12,642	14,291	14,213	13,760
Premiums retained by agents	—	—	—	—	—	—	—
Other operating expenses	10,414	10,362	11,344	10,075	9,200	10,288	12,038
Provision for policy losses and other claims	36,904	33,728	31,609	34,011	37,307	35,984	33,594
Depreciation and amortization	1,053	1,437	1,699	1,511	944	865	955
Premium taxes	1,158	1,109	965	987	1,216	1,057	1,085
Interest	4	5	5	7	7	10	—

	62,109	60,085	59,003	59,233	62,965	62,417	61,432

Income before income taxes	$12,276	$10,601	$9,571	$12,600	$8,122	$1,986	$8,784

Pretax margin	16.5%	15.0%	14.0%	17.5%	11.4%	3.1%	12.5%

Claim loss ratio	53.3%	49.6%	48.3%	50.8%	54.6%	53.4%	50.1%

Note: The sum of quarterly amounts may not equal reported year-to-date amounts due to rounding.

First American Financial Corporation

Quarterly Summary of Corporate and Eliminations Segments

($ in thousands)

(unaudited)

	Q310	Q210	Q110	Q409	Q309	Q209	Q109
Revenues
Direct premiums and escrow fees	$—	$—	$—	$—	$—	$—	$—
Agent premiums	—	—	—	—	—	—	—

Premiums and escrow fees	—	—	—	—	—	—	—

Information and other	—	—	—	—	—	—	—
Investment income	4,373	(3,722)	1,059	(7)	892	218	1,165
Net realized investment (losses) gains	(93)	6	(435)	(27)	(70)	(1,415)	347

	4,280	(3,716)	624	(34)	822	(1,197)	1,512

Expenses
Salaries and other personnel costs	9,827	1,748	8,579	3,525	1,813	5,173	5,235
Premiums retained by agents	—	—	—	—	—	—	—
Other operating expenses	7,543	8,554	4,573	5,254	4,964	4,580	3,435
Provision for policy losses and other claims	—	—	—	—	—	—	—
Depreciation and amortization	944	414	647	507	1,944	716	713
Premium taxes	—	—	—	—	—	—	—
Interest	2,248	1,192	457	582	1,675	1,774	1,426

	20,562	11,908	14,256	9,868	10,396	12,243	10,809

Loss before income taxes	$(16,282)	$(15,624)	$(13,632)	$(9,902)	$(9,574)	$(13,440)	$(9,297)

Note: The sum of quarterly amounts may not equal reported year-to-date amounts due to rounding.

First American Financial Corporation

Yearly Summary of Consolidated Financial Results

(in thousands, except per share amounts)

(unaudited)

	YTD10	FY09	FY08	FY07	FY06
Revenues
Direct premiums and escrow fees	$1,214,838	$1,763,276	$1,875,290	$2,504,227	$2,738,660
Agent premiums	1,139,439	1,541,739	1,729,440	2,637,105	3,008,088

Premiums and escrow fees	2,354,277	3,305,015	3,604,730	5,141,332	5,746,748
Information and other	451,339	646,792	702,215	756,303	729,217
Investment income	71,280	120,248	151,603	256,355	210,216
Net realized investment gains (losses)	4,976	(25,221)	(90,823)	(77,858)	(594)

	2,881,872	4,046,834	4,367,725	6,076,132	6,685,587

Expenses

Salaries and other personnel costs	892,390	1,218,192	1,388,175	1,822,627	1,889,678
Premiums retained by agents	916,975	1,237,566	1,374,452	2,111,798	2,404,893
Other operating expenses	597,975	901,239	1,042,627	1,271,542	1,186,225
Provision for policy losses and other claims	240,436	346,714	509,563	875,855	638,356
Depreciation and amortization	58,064	82,475	95,242	94,816	91,115
Premium taxes	28,289	36,484	46,366	65,720	71,759
Interest	10,220	19,819	27,215	42,607	31,968

	2,744,349	3,842,489	4,483,640	6,284,965	6,313,994

Income (loss) before income taxes	137,523	204,345	(115,915)	(208,833)	371,593
Income taxes	56,311	70,068	(43,433)	(86,387)	157,901

Net income (loss)	81,212	134,277	(72,482)	(122,446)	213,692
Less: Net income attributable to noncontrolling interests	477	11,888	11,523	20,537	23,875

Net income (loss) attributable to the Company	$80,735	$122,389	$(84,005)	$(142,983)	$189,817

Net income (loss) per share attributable to stockholders:
Basic	$0.78	$1.18	$(0.81)	$(1.37)	$1.83
Diluted	$0.76	$1.18	$(0.81)	$(1.37)	$1.83

Cash dividends per share	$0.12	$—	$—	$—	$—

Weighted average common shares outstanding:
Basic	104,064	104,006	104,006	104,006	104,006
Diluted	106,010	104,006	104,006	104,006	104,006

First American Financial Corporation

Yearly Summary of Title Insurance and Services Segment

(in thousands, except percentages and order information)

(unaudited)

	YTD10	FY09	FY08	FY07	FY06
Revenues
Direct premiums and escrow fees	$1,012,108	$1,493,645	$1,588,969	$2,201,405	$2,429,399
Agent premiums	1,139,439	1,541,739	1,729,440	2,637,105	3,008,088

Premiums and escrow fees	2,151,547	3,035,384	3,318,409	4,838,510	5,437,487
Information and other	451,339	646,792	702,215	756,303	729,217
Investment income	60,416	104,550	136,108	235,350	189,658
Net realized investment gains (losses)	3,736	(18,534)	(84,515)	(77,091)	(2,364)

	2,667,038	3,768,192	4,072,217	5,753,072	6,353,998

Expenses

Salaries and other personnel costs	832,834	1,147,538	1,314,905	1,719,704	1,796,107
Premiums retained by agents	916,975	1,237,566	1,374,452	2,111,798	2,404,893
Other operating expenses	545,186	841,402	975,498	1,178,637	1,089,033
Provision for policy losses and other claims	138,196	205,819	343,559	710,663	483,550
Depreciation and amortization	51,870	74,320	86,962	88,511	79,926
Premium taxes	25,056	32,138	42,000	60,944	66,608
Interest	6,308	14,337	24,739	42,600	31,085

	2,516,425	3,553,120	4,162,115	5,912,857	5,951,202

Income (loss) before income taxes	$150,613	$215,072	$(89,898)	$(159,785)	$402,796

Selected Title Information

Pretax margin (GAAP)	5.6%	5.7%	-2.2%	-2.8%	6.3%
Adjusted pretax margin (Non-GAAP)*	5.5%	6.2%	-0.1%	-1.4%	6.4%

Title orders opened	1,113,400	1,768,900	1,781,700	2,220,900	2,365,900

Title orders closed	774,400	1,305,000	1,236,600	1,537,600	1,737,900

Avg revenue per order	$1,307	$1,145	$1,285	$1,432	$1,398

Agent retention	80.5%	80.3%	79.5%	80.1%	79.9%

Title claims provision rate (% of premiums and escrow fees)	6.4%	6.8%	10.4%	14.7%	8.9%

Paid title claims	$235,547	$306,536	$310,750	$301,160	$210,590

*	GAAP reconciliation: Adjusted pretax margin (Non-GAAP) excludes net realized investment gains and (losses) that impacted pretax margin (GAAP) by 0.1%, (0.5)%, (2.1)%, (1.4)%, (0.1)% for the nine months 2010 period through full year 2006, respectively.

First American Financial Corporation

Yearly Summary of Specialty Insurance Segment

(in thousands, except percentages)

(unaudited)

	YTD10	FY09	FY08	FY07	FY06
Revenues
Direct premiums and escrow fees	$202,730	$269,631	$286,321	$302,822	$309,261
Agent premiums	—	—	—	—	—

Premiums and escrow fees	202,730	269,631	286,321	302,822	309,261

Information and other	—	—	—	—	—
Investment income	9,155	13,431	15,657	18,848	17,450
Net realized investment gains (losses)	1,760	(5,523)	(4,161)	1,771	1,668

	213,645	277,539	297,817	323,441	328,379

Expenses

Salaries and other personnel costs	39,401	54,907	56,532	60,585	61,502
Premiums retained by agents	—	—	—	—	—
Other operating expenses	32,120	41,601	46,840	47,934	44,605
Provision for policy losses and other claims	102,240	140,895	166,004	165,192	154,806
Depreciation and amortization	4,189	4,275	3,329	2,190	1,947
Premium taxes	3,233	4,346	4,366	4,776	5,151
Interest	14	25	24	7	869

	181,197	246,049	277,095	280,684	268,880

Income before income taxes	$32,448	$31,490	$20,722	$42,757	$59,499

Pretax margin	15.2%	11.3%	7.0%	13.2%	18.1%

Claim loss ratio	50.4%	52.3%	58.0%	54.6%	50.1%

First American Financial Corporation

Yearly Summary of Corporate and Eliminations Segments

($ in thousands)

(unaudited)

	YTD10	FY09	FY08	FY07	FY06
Revenues
Direct premiums and escrow fees	$—	$—	$—	$—	$—
Agent premiums	—	—	—	—	—

Premiums and escrow fees	—	—	—	—	—

Information and other	—	—	—	—	—
Investment income	1,709	2,267	(162)	2,157	3,108
Net realized investment (losses) gains	(520)	(1,164)	(2,147)	(2,538)	102

	1,189	1,103	(2,309)	(381)	3,210

Expenses

Salaries and other personnel costs	20,155	15,747	16,738	42,338	32,069
Premiums retained by agents	—	—	—	—	—
Other operating expenses	20,669	18,236	20,289	44,971	52,587
Provision for policy losses and other claims	—	—	—	—	—
Depreciation and amortization	2,005	3,880	4,951	4,115	9,242
Premium taxes	—	—	—	—	—
Interest	3,898	5,457	2,452	—	14

	46,727	43,320	44,430	91,424	93,912

Loss before income taxes	$(45,538)	$(42,217)	$(46,739)	$(91,805)	$(90,702)

First American Financial Corporation

Direct Title Operations Order Counts

(excludes Agent Operations)

Open orders		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD

Per month	2010	96,100	109,900	133,600	119,700	112,500	126,700	131,200	144,700	138,900	—	—	—	1,113,400
	2009	184,200	142,700	178,900	198,600	164,800	139,700	137,400	124,800	132,400	141,800	113,200	110,500	1,768,900
	2008	185,600	184,300	178,800	187,000	155,600	140,500	137,200	132,200	125,300	109,400	90,000	155,700	1,781,700
	2007	227,700	222,100	221,000	209,800	209,000	193,000	179,000	186,100	145,100	155,200	142,100	130,700	2,220,900
	2006	176,500	170,600	212,600	192,100	217,100	215,800	180,900	213,200	193,300	204,900	198,900	190,000	2,365,900

Avg per business day	2010	5,100	5,800	5,800	5,400	5,600	5,800	6,200	6,600	6,600	—	—	—
	2009	9,200	7,500	8,100	9,000	8,200	6,300	6,200	5,900	6,300	6,400	6,000	5,000
	2008	8,800	9,200	8,500	8,500	7,400	6,700	6,200	6,300	6,000	4,800	5,000	7,100
	2007	10,800	11,700	10,000	10,000	9,500	9,200	8,500	8,100	7,600	6,700	7,100	6,500
	2006	8,800	9,000	9,200	9,600	9,900	9,800	9,000	9,300	9,700	9,300	9,900	9,500

Closed orders		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD

Per month	2010	73,400	76,900	90,900	89,800	81,900	88,700	83,500	93,900	95,500	—	—	—	774,400
	2009	95,200	104,400	122,400	125,500	125,200	131,900	120,700	99,300	93,700	96,100	90,700	99,900	1,305,000
	2008	106,000	115,900	127,400	133,200	115,400	109,600	100,100	95,400	86,000	92,100	67,700	87,800	1,236,600
	2007	139,600	131,300	149,400	145,300	149,600	145,700	131,700	136,000	106,700	113,900	91,600	96,900	1,537,600
	2006	121,300	122,000	156,900	135,600	154,500	161,600	140,700	158,500	140,100	151,900	140,900	154,000	1,737,900

Avg per business day	2010	3,900	4,000	4,000	4,100	4,100	4,000	4,000	4,300	4,500	—	—	—
	2009	4,800	5,500	5,600	5,700	6,300	6,000	5,500	4,700	4,500	4,400	4,800	4,500
	2008	5,000	5,800	6,100	6,100	5,500	5,200	4,600	4,500	4,100	4,000	3,800	4,000
	2007	6,600	6,900	6,800	6,900	6,800	6,900	6,300	5,900	5,600	5,000	4,600	4,800
	2006	6,100	6,400	6,800	6,800	7,000	7,300	7,000	6,900	7,000	6,900	7,000	7,700

Note: The sum of the monthly order counts may not equal the year-to-date order counts due to rounding.